UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2007

SOUTHERN STAR CENTRAL CORP.

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(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4700 Highway 56, Owensboro, KY 42301		42301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (270) 852-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 C.F.R. 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 22, 2007, Kathy McGowan, 46, was elected by written consent of the Board of Directors of Southern Star.  Ms. McGowan currently serves as Senior Vice President at GE Energy Financial Services, a position she was promoted to in March 2007.  She joined GE in June 2004 as Vice President.  From 2003 to 2004, she was a Principal at Hopewell Partners, an energy advisory firm.  From 1987 to 2003, Ms. McGowan worked for ABB in a variety of financial management positions of increasing responsibility, ultimately being named Director and Project Finance Leader for the Global Power Group of ABB Equity Ventures, the project development and investment arm of ABB.  Ms. McGowan received a B.S. in Mechanical Engineering with High Distinction from the University of Virginia in 1983 and an MBA from the Darden School of Business in 1987.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2007	SOUTHERN STAR CENTRAL CORP. /s/ Susanne W. Harris
Susanne W. Harris Vice President, Chief Financial Officer and Treasurer